UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2025

RAFAEL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-38411	82-2296593
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Broad Street Newark, New Jersey	07102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 212 658-1450

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b)-2 of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class B common stock, par value $0.01 per share	RFL	New York Stock Exchange
Warrant to Purchase Class B common stock	RFL-WT	NYSE American

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On October 23, 2025, Alan Grayson was elected as a director of Rafael Holdings, Inc. (the “Company”) and as a member of the Company’s Board of Directors Compensation, Corporate Governance and Nominating committees, and Markus Sieger, a current director of the Company, was elected as a member, and Chairman, of the audit committee. The appointments to the Board and the committees fill vacancies created by the recent passing of Stephen Greenberg.

Alan Grayson, age 67. Mr. Grayson was a Member of Congress from 2009 to 2011 and 2013 to 2017.  In his first term, he served on the Financial Services Committee. Other than Mr. Grayson’s years as a member of Congress, Mr. Grayson has been a government contracts and whistleblower attorney as a solo practitioner and with Grayson & Associates, P.C. and Grayson, Kubli & Hoffman, P.C. since 1991. From 1990-1991, Mr. Grayson served as President of IDT Corporation. Mr. Grayson worked as a court law clerk from 1983 to 1985, working with Judges Ruth Bader Ginsburg and Antonin Scalia. From 1985 to 1990, Mr. Grayson worked as a government contracts attorney at Fried Frank Harris Shriver and Jacobson. In 1986, Mr. Grayson co-founded the Alliance for Aging Research, and served as an officer for more than twenty years.. In 1978, Mr. Grayson received a B.A. (high honors) from Harvard College, and a J.D. (with honors) and a M.P.P from Harvard University in 1983.

A copy of the October 28, 2025, press release relating to the above events is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Document
99.1	Press Release, dated October 28, 2025.
104	Cover Page Interactive Data File, formatted in Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAFAEL HOLDINGS, INC.

By:	/s/ David Polinsky
	Name:	David Polinsky
	Title:	Chief Financial Officer

Dated: October 28, 2025

EXHIBIT INDEX

Exhibit No.	Document
99.1	Press Release, dated October 28, 2025.
104	Cover Page Interactive Data File, formatted in Inline XBRL document.

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